Exhibit 99.3

 Executive Human Resources Ind ustry Exp: 41 yrs *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION President & CEO SN Tenure: 17 yrs Ind ustry Exp: 17 yrs VP, Productio n SN Tenure: 1 yr Ind ustry Exp: 37 yrs Reports: 64 VVP, D&C SN Tenure: 6 yrs Ind ustry Exp: 11 yrs Reports: 13 Directo r, Asset Developmen t SN Tenure: 5 yrs Ind ustry Exp: 13 yrs Reports: 10 SVP, New Ventu res & Data Science SN Tenure: 6 yrs Ind ustry Exp: 31 yrs Reports: 10 EVP & CFO SN Tenure: 3 yrs Ind ustry Exp: 16 yrs Reports: 60 EVP SN Tenure: 16 yrs Ind ustry Exp: 16 yrs Reports: 1 EVP, General Cou nsel and Secretary SN Tenure: 4 yrs Ind ustry Exp: 22 yrs Reports: 32 SVP, Marketin g & Midstr eam SN Tenure: 5 yrs Ind ustry Exp: 26 yrs Reports: 4 Directo r, SN Tenure: 8 yrs Reports: 7 Executive Ch airman SN Tenure: 45 yrs Ind ustry Exp: 50+

 Production Manager – Comanche Industry Exp: 37 yrs *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION VP, Production SN Tenure: 1 yr Industry Exp: 37 yrs Reports: 64 Production Technical Services SN Tenure: 2 yrs Industry Exp: 25 yrs Reports: 14 Facilities SN Tenure: 6 yrs Industry Exp: 21 yrs Reports: 9 Area Production Manager – Catarina SN Tenure: 3 yrs Industry Exp: 19 yrs Reports: 13 Area Production SN Tenure: 2 yrs Reports: 24

 Drilling & Completions *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION VP, D&C SN Tenure: 6 yrs Ind ustry Exp: 11 yrs Reports: 13 Drilling Engineering SN Tenure: 1 yr Industry Exp: 18 yrs Reports: 2 Completions SN Tenure: 6 yrs Industry Exp: 19 yrs Reports: 2 Regulatory SN Tenure: 6 yrs Industry Exp: 28 yrs Reports: 1 Supply Chain SN Tenure: 3 yrs Industry Exp: 17 yrs Reports: 2 Transportation & Logistics SN Tenure: 1 yr Industry Exp: 26 yrs Reports: 0 Field Superintendent SN Tenure: 2 yrs Industry Exp: 18 yrs Reports: 0

 Asset Development Industry Exp: 13 yrs *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION Directo r, Asset Developmen t SN Tenure: 5 yrs Ind ustry Exp: 13 yrs Reports: 10 Geosciences SN Tenure: 12 yrs Industry Exp: 36 yrs Reports: 1 GIS SN Tenure: 7 yrs Industry Exp: 14 yrs Reports: 0 Asset Manager CATARINA SN Tenure: 5 yrs Industry Exp: 10 yrs Reports: 0 Asset Manager COMANCHE SN Tenure: 9 yrs Industry Exp: 9 yrs Reports: 0 Reservoir Engineering SN Tenure: 5 yrs Reports: 4

 Geosciences & New Ventures *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION SVP, New Ventu res & Data Science SN Tenure: 6 yrs Ind ustry Exp: 31 yrs Reports: 10 New Ventures SN Tenure: 3 yrs Industry Exp: 38 yrs Reports: 4 Data Science SN Tenure: 2 yrs Industry Exp: 5 yrs Reports: 3

 Executive Finance Industry Exp: 39 yrs *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION EVP & CFO SN Tenure: 3 yrs Ind ustry Exp: 16 yrs Reports: 60 Finance, Business Development, Investor Relations and FP&A SN Tenure: 4 yrs Industry Exp: 7 yrs Reports: 5 Int ernal Audit SN Tenure: 2 yrs Industry Exp: 11 yrs Reports: 2 Accounting SN Tenure: 7 yrs Industry Exp: 31 yrs Reports: 42 Treasury SN Tenure: 5 yrs Industry Exp: 26 yrs Reports: 3 Reserv es SN Tenure: 5 yrs Reports: 2

 Legal/HSSE/Land/IT Industry Exp: 5 *SN Tenure represents time from full time employment at Sanchez Oil & Gas Corporation and industry experience represents the Company's current understanding based on available information STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION EVP, Genenereral Counsel and Secretary SN Tennur:e: 4 yrs Industry Exp: 22 yrs Reports: 32 Land SN Tenure: 7 yrs Industry Exp: 11 yrs Reports: 11 Information Tecechnology SN Tennur:e: 14 yrs Industry Exp: 22 yrs Reports: 15 Legal SN Tenure: 3 yrs Industry Exp: 16 yrs Reports: 1 HS&E SN Tenure: 3 yrs Reports: 1